UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 2024

Alixo-Yolloo Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Business Center Sunkar, Building 47B,

Aktau, 130002 Kazakhstan

(Address of principal executive offices, zip code)

+1-252-34-66-180

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 7, 2024, Alixo-Yolloo Corporation (the “Registrant”) approved the dismissal of B F Borgers CPA PC as the Registrant's independent registered public accounting firm.

During the interim periods from November 30, 2023, through the date of this report, the Registrant did not experience any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between itself and B F Borgers CPA PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to B F Borgers CPA PC’s satisfaction, would have caused B F Borgers CPA PC to make reference to such disagreements in its audit reports.

The Registrant has provided a copy of the foregoing disclosures to B F Borgers CPA PC and requested that B F Borgers CPA PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether B F Borgers CPA PC agrees with the above statements. A copy of B F Borgers CPA PC’s letter, dated May 10, 2024, is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Engaged Independent Registered Public Accounting Firm

On May 7, 2024, the Registrant approved the appointment of Boladale Lawal & Co as the Registrant's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending February 29, 2024.  During the fiscal year ended February 29, 2024 and through May 7, 2024, neither the Registrant, nor anyone on its behalf, consulted Boladale Lawal & Co regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Boladale Lawal & Co that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from B F Borgers CPA PC to the Securities and Exchange Commission dated May 10, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2024

Alixo-Yolloo Corporation

By:	/s/ Roman Zhezhel
	Name:	Roman Zhezhel
	Title:	President, Director, Treasurer and Secretary